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                           COLUMBIA FUNDS SERIES TRUST
                         Columbia Municipal Income Fund
                                  (The "Fund")

                       SUPPLEMENT DATED SEPTEMBER 25, 2006
          TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2006

Effective immediately, the prospectuses and the Statement of Additional Information for all share classes of the Fund are amended as follows:

At a special shareholder meeting held on September 6, 2006, shareholders of record of Columbia Municipal Income Fund approved the reorganization of Columbia Municipal Income Fund into Columbia Tax-Exempt Fund which took place on September 25, 2006. Accordingly, all references to Columbia Municipal Income Fund throughout the prospectuses and the Statement of Additional Information are removed. In addition, all references throughout the prospectuses to the proposed reorganization of Columbia Municipal Income Fund into Columbia Tax-Exempt Fund are removed.


INT-50/114008-0906